EXHIBIT 12(A)(2)(A) TO FORM N-CSR

                            THE CATHOLIC FUNDS, INC.
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

     I, Daniel Steininger, the principal executive officer of The Catholic Funds, Inc., certify that:

     1.   I have reviewed this Report on Form N-CSR of The Catholic Funds, Inc.;

     2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;

     3. Based on my knowledge, the financial statements and the other financial information included in this Report, fairly present in all material respects the financial condition, results of operations and changes in net assets of the registrant as of, and for, the periods presented in this Report;

     4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

          (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Report is being prepared;

          (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepting accounting principles;

          (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this Report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this Report based on such evaluation;

          (d) Disclosed in this Report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          (a) All significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and Report financial information; and

          (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

     Date:  December 4, 2006       /s/  Daniel Steininger
                                   ------------------------------
                                   Daniel Steininger, President
                                   (Principal Executive Officer)

                                               EXHIBIT 12(A)(2)(B) TO FORM N-CSR

                            THE CATHOLIC FUNDS, INC.
                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

     I, Allan G. Lorge, the principal financial officer of The Catholic Funds, Inc., certify that:

     1.   I have reviewed this Report on Form N-CSR of The Catholic Funds, Inc.;

     2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;

     3. Based on my knowledge, the financial statements and the other financial information included in this Report, fairly present in all material respects the financial condition, results of operations and changes in net assets of the registrant as of, and for, the periods presented in this Report;

     4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

          (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Report is being prepared; and

          (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepting accounting principles;

          (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this Report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this Report based on such evaluation;

          (d) Disclosed in this Report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          (a) All significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and Report financial information; and

          (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

     Date:  December 4, 2006       /s/  Allan G. Lorge
                                   -----------------------------------------
                                   Allan G. Lorge, Vice President, Secretary
                                   and Chief Financial Officer (Principal
                                   Financial Officer)